UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2008
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On October 7, 2008, Molina Healthcare, Inc. issued a press release to announce that its subsidiary, Molina Healthcare of Florida, Inc., has been awarded a Medicaid managed care contract by the Florida Agency for Health Care Administration.  A copy of the press release is included as Exhibit 99.1 to this report.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release issued on October 7, 2008, by Molina Healthcare, Inc. regarding the Medicaid managed care contract awarded to the Company’s subsidiary, Molina Healthcare of Florida.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 7, 2008	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on October 7, 2008, by Molina Healthcare, Inc. regarding the Medicaid managed care contract awarded to the Company’s subsidiary, Molina Healthcare of Florida.